SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 26, 2001


                     QWEST COMMUNICATIONS INTERNATIONAL INC.
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             (Exact name of registrant as specified in its charter)



                                    DELAWARE
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                 (State or other jurisdiction of incorporation)


        000-22609                                          84-1339282
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(Commission File Number)                       (IRS Employer Identification No.)



1801 California Street              Denver, Colorado                80202
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(Address of principal executive offices)                          (Zip Code)


        Registrant's telephone number, including area code: 303-992-1400
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                                 Not Applicable
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          (Former name or former address, if changed since last report)
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ITEM 5.    OTHER EVENTS

On April 26, 2001, Qwest Communications International Inc. ("Qwest") and Microsoft Corporation jointly announced a strategic alliance to accelerate deployment of DSL (digital subscriber lines) and deliver broadband content and services to consumers. A copy of the press release announcing the same is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Also on April 26, 2001, Qwest hosted a conference call with media, analysts, investors and other interested persons during which it discussed, among other things, the transaction and its benefits to Qwest and its customers. As previously announced, the webcast of the call (live and replay) is accessible on Qwest's website.

On the call Qwest announced the following (all numbers are approximate):

o Under the transaction, the general terms of which are described in the attached press release, it expected Microsoft's MSN unit would purchase hundreds of thousands of dial ports. Qwest expected the alliance would generate millions of additional customers.

o As a result of the transaction, Qwest would have a stronger consumer offering with richer content than it could alone. This would contribute to Qwest's revenue growth plan.

o The transaction would also result in Qwest avoiding costs it would otherwise have incurred to make its existing Qwest.net service more competitive and to market that product.

o It expects the transaction to generate between $1.3 billion and $1.5 billion in revenue over the five-year term, more likely near the high end of the range. Based on a preliminary, rough estimate, it expects about half of these revenues would come from growth in customers and the remainder from providing services to MSN.

o The MSN transaction, together with recent management and organizational changes, among other things, gave Qwest added confidence that it would meet its financial guidance targets announced during its earnings conference call on April 24, 2001. The targets remain unchanged.

FORWARD LOOKING STATEMENTS WARNING

This Current Report on Form 8-K contains projections and other forward-looking statements that involve risks and uncertainties. These statements may differ materially from actual future events or results. Readers are referred to the documents filed by Qwest with the Securities and Exchange Commission, specifically the most recent reports which identify important risk factors that could cause actual results to differ from those contained in the forward-looking statements, including potential fluctuations in quarterly results, volatility of Qwest's stock price, intense competition in the communications services market, changes in demand for Qwest's products and services, dependence on new product development and acceleration of the deployment of advanced new services, such as broadband data, wireless and video services, which could require substantial expenditure of financial and other resources in excess of contemplated levels,

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rapid and significant changes in technology and markets, adverse changes in the regulatory or legislative environment affecting Qwest's business and delays in Qwest's ability to provide interLATA services within its 14-state local service territory, failure to maintain rights of way, and failure to achieve the projected synergies and financial results expected to result from the acquisition of U S WEST, Inc. timely or at all and difficulties in combining the operations of Qwest and U S WEST. The information contained in this Current Report on Form 8-K is a statement of Qwest's present intention and is based upon, among other things, the existing regulatory environment, industry conditions and market conditions and prices. Qwest may change its intentions, at any time and without notice, based upon any changes in such factors, in Qwest's assumptions or otherwise. This Current Report on Form 8-K includes analysts' estimates and other information prepared by third parties for which Qwest assumes no responsibility. Qwest undertakes no obligation to review or confirm analysts' expectations or estimates or to release publicly any revisions to any forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events.

By including any information in this Current Report on Form 8-K, Qwest does not necessarily acknowledge that disclosure of such information is required by Regulation FD or otherwise or that the information is material.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


           Exhibit 99.1 Press release dated April 26, 2001.

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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, Qwest has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                    QWEST COMMUNICATIONS INTERNATIONAL INC.



DATE: April 27, 2001                By: /s/ YASH A. RANA
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                                        Yash A. Rana
                                        Associate General Counsel and
                                        Assistant Secretary




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                                  EXHIBIT INDEX



           Exhibit 99.1     Press release dated April 26, 2001.






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